Exhibit 10.93

LIMITED WAIVER AGREEMENT

This LIMITED WAIVER AGREEMENT (this “Waiver Agreement”) is dated as of October 11, 2007 (the “Agreement Closing Date”) and entered into by and among BANK OF AMERICA, N.A., as lender (the “Lender”), with offices at 55 South Lake Avenue, Suite 900, Pasadena, California 91101, and MEADE INSTRUMENTS CORP., a Delaware corporation, SIMMONS OUTDOOR CORP., a Delaware corporation, and CORONADO INSTRUMENTS, INC., a California corporation (such entities being referred to hereinafter each individually as a “Borrower” and collectively, the “Borrowers”).

WHEREAS, the Lender and the Borrowers have entered into that certain Amended and Restated Credit Agreement dated as of October 25, 2002 (as amended, restated or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have informed the Lender that they are in violation of the Minimum EBITDA covenant set forth in Section 7.23 of the Credit Agreement as of August 31, 2007 (the “Covenant Violation”), which Covenant Violation constitutes an Event of Default under the Credit Agreement; and

WHEREAS, the Borrowers have requested that the Lender waive the Covenant Violation and amend the Credit Agreement in certain other respects and the Lender has agreed to such waiver and amendments pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Waiver Agreement, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

Section 1.01.          Definitions. Initially capitalized terms used but not defined in this Waiver Agreement have the respective meanings set forth in the Credit Agreement, as amended hereby.

ARTICLE II

Amendments

Section 2.01.          New Definition. A new definition of “Availability Reserve” is hereby added to Annex A to the Credit Agreement to read in its entirety as follows:

“‘Availability Reserve’ means a reserve in the amount of $250,000 at all times.”

Section 2.02.          Amendment to the Definition of “Applicable Margin”. Clauses (a) and (b) of the definition of “Applicable Margin” set forth in Annex A to the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“(a)         with respect to Base Rate Revolving Loans and all other Obligations (other than LIBOR Loans), 2.00%; and

(b)           with respect to LIBOR Loans, 4.25%;”

Section 2.03.          Amendment to the Definition of “Reserves”. A new clause (h) is hereby added to the definition of “Reserves” set forth in Annex A to the Credit Agreement to read in its entirety as follows:

“(h) the Availability Reserve.”

ARTICLE III

Limited Waiver

Section 3.01.          Waiver. The Lender hereby waives the Covenant Violation for a period of 30 days from the date hereof and agrees not to exercise any default, rights or remedies available as a result of the occurrence thereof for such 30 day period so long as (a) no new Default or Event of Default occurs and is continuing and (b) the Borrowers deliver to Lender financial projections on or before October 25, 2007 in form and substance satisfactory to Lender.

Section 3.02.          Limitation of Waiver. The waiver granted in Section 3.01 of this Waiver Agreement shall be limited strictly as written and shall not be deemed to constitute a waiver of, or any consent to noncompliance with, any term or provision of this Waiver Agreement, the Credit Agreement or any other Loan Document except as expressly set forth herein. Further, the waiver granted in Section 3.01 of this Waiver Agreement shall not constitute a waiver of any Default or Event of Default arising as a result of any future violation of Section 7.23 or any other term or provision of the Credit Agreement, or any rights or remedies as a result of an Event of Default, or the violation of any other term or provision of this Waiver Agreement.

ARTICLE IV

Amendment Fee

Section 4.01.          Amendment Fee. The Borrowers shall pay to the Lender, in addition to all other fees and charges set forth herein and the other Loan Documents, a non-refundable amendment fee equal to $25,000 (the “Amendment Fee”), which Amendment Fee will be charged to the Loan Account. The Amendment Fee shall be in addition to any other fees, costs, or expenses payable pursuant to the Credit Agreement and other Loan Documents (including legal fees and expenses), is fully-earned as of the date hereof, and shall be non-refundable for any reason whatsoever.

ARTICLE V

Conditions Precedent

Section 5.01.          Conditions Precedent. This Waiver Agreement shall not be binding upon the Lender until each of the following conditions precedent have been satisfied in form and substance satisfactory to the Lender:

(i)            The Borrowers shall have delivered to the Lender a fully executed original copy of this Waiver Agreement;

2

(ii)           The Borrowers shall have paid to the Lender the Amendment Fee and all other fees, costs, and expenses owed to and/or incurred by the Lender in connection with this Waiver Agreement;

(iii)          No Default or Event of Default, except for the Covenant Violation, shall have occurred and be continuing; and

(iv)          All proceedings taken in connection with the transactions contemplated by this Waiver Agreement and all documentation and other legal matters incident thereto shall be satisfactory to the Lender in its sole and absolute discretion.

ARTICLE VI

Miscellaneous

Section 6.01.          Acknowledgment. Each Borrower hereby represents and warrants that the execution and delivery of this Waiver Agreement and compliance by such Borrower with all of the provisions of this Waiver Agreement:  (a) are within its powers and purposes; (b) have been duly authorized or approved by such Borrower; and (c) when executed and delivered by or on behalf of such Borrower, will constitute valid and binding obligations of the Borrower, enforceable in accordance with their terms. Each Borrower reaffirms its obligation to pay all amounts due the Lender under the Loan Documents in accordance with the terms thereof, as modified hereby.

Section 6.02.          Representations and Warranties. The representations and warranties contained herein and in the Credit Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date.

Section 6.03.          Loan Documents Unmodified. Except as otherwise specifically modified by this Waiver Agreement, all terms and provisions of the Credit Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect. Nothing contained in this Waiver Agreement shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. Any lien and/or security interest granted to the Lender in the Collateral set forth in the Credit Agreement or any other Loan Document is and shall remain unchanged and in full force and effect and the Credit Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations thereunder, as modified hereby, and the Borrowers’ obligations hereunder.

Section 6.04.          Parties, Successors and Assigns. This Waiver Agreement shall be binding upon and shall inure to the benefit of each of the Borrowers, the Lender, and their respective successors and assigns.

Section 6.05.          Counterparts. This Waiver Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which, when taken together shall constitute one and the same instrument. A facsimile signature shall be deemed effective as an original.

Section 6.06.          Headings. The headings, captions and arrangements used in this Waiver Agreement are for convenience only and shall not affect the interpretation of this Waiver Agreement.

3

Section 6.07.          Expenses of the Lender. The Borrowers agree to pay on demand (a) all reasonable costs and expenses incurred by the Lender in connection with the preparation, negotiation and execution of this Waiver Agreement and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of the Lender’s legal counsel and the allocated cost of staff counsel, and (b) all costs and expenses reasonably incurred by the Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, this Waiver Agreement and/or other Loan Documents, including, without limitation, the reasonable costs and fees of the Lender’s legal counsel, the allocated cost of staff counsel, and the costs and fees associated with any environmental due diligence conducted in relation hereto.

Section 6.08.          Total Agreement. This Waiver Agreement, the Credit Agreement, and all other Loan Documents shall constitute the entire agreement between the parties relating to the subject matter hereof, and shall rescind all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and shall not be changed or terminated orally.

Section 6.09.          WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, EACH OF THE BORROWERS AND THE LENDER IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS WAIVER AGREEMENT, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY LENDER-RELATED PERSON OR PARTICIPANT, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. WITHOUT LIMITING THE APPLICABILITY OF ANY OTHER PROVISION OF THE CREDIT AGREEMENT, THE TERMS OF SECTION 12.3 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS WAIVER AGREEMENT.

Section 6.10.          RELEASE. THE BORROWERS EACH HEREBY REPRESENT AND WARRANT THAT AS OF THE DATE OF THIS WAIVER AGREEMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THE BORROWERS’ OBLIGATIONS UNDER THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, INCLUDING THIS WAIVER AGREEMENT. THE BORROWERS WAIVE AND RELEASE ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS WAIVER AGREEMENT.

THE BORROWERS INTEND THE ABOVE RELEASE TO COVER, ENCOMPASS, RELEASE, AND EXTINGUISH, INTER ALIA, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT MIGHT OTHERWISE BE RESERVED BY THE CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

THE BORROWERS ACKNOWLEDGE THAT THEY MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION, AND AGREE THAT THIS WAIVER AGREEMENT AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.

[Signature Pages Follow]

4

IN WITNESS WHEREOF, the parties have executed and delivered this Waiver Agreement as of the day and year first above written.

“BORROWERS”:

MEADE INSTRUMENTS CORP.

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Chief Financial Officer

SIMMONS OUTDOOR CORP.

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Chief Financial Officer

CORONADO INSTRUMENTS, INC.

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Chief Financial Officer

“LENDER”:

BANK OF AMERICA, N.A.

By:	/s/ Robert M. Dalton
Name:	Robert M. Dalton
Title:	Vice President

CONSENTS AND REAFFIRMATIONS

Each of MEADE INSTRUMENTS EUROPE CORP., a California corporation, and MEADE INSTRUMENTS HOLDINGS CORP., a California corporation, hereby acknowledges the execution of, and consents to, the terms and conditions of that Limited Waiver Agreement dated as of October       , 2007, among MEADE INSTRUMENTS CORP., SIMMONS OUTDOOR CORP., CORONADO INSTRUMENTS, INC. and BANK OF AMERICA, N.A. (the “Creditor”), and reaffirms its obligations under (a) that certain Continuing Guaranty (the “Guaranty”) dated as of September 24, 2001, made by the undersigned in favor of the Creditor, and (b) that certain Security Agreement (the “Security Agreement”) dated as of September, 2001, by and between the undersigned and the Creditor. Each of the undersigned acknowledges and agrees that each of the Guaranty and the Security Agreement remain in full force and effect and are hereby ratified and confirmed.

Dated as of October 11, 2007.

MEADE INSTRUMENTS EUROPE CORP.,
a California corporation

	By:		/s/ Paul E. Ross
		Name:	Paul E. Ross
		Title:	Chief Financial Officer

MEADE INSTRUMENTS HOLDINGS CORP.,
a California corporation

	By:		/s/ Paul E. Ross
		Name:	Paul E. Ross
		Title:	Chief Financial Officer

CONSENTS AND REAFFIRMATIONS

Each of MTSC HOLDINGS, INC., a California corporation (“MTSC”), MC HOLDINGS, INC., a California corporation (“MC HOLDINGS”), and MEADE CORONADO HOLDINGS CORP., a California corporation (“MCHC”), hereby acknowledges the execution of, and consents to, the terms and conditions of that Limited Waiver Agreement dated as of October 11, 2007, among MEADE INSTRUMENTS CORP., SIMMONS OUTDOOR CORP., CORONADO INSTRUMENTS, INC. and BANK OF AMERICA, N.A. (“Creditor”), and reaffirms its obligations under that certain Continuing Guaranty (the “Guaranty”) dated as of September 24, 2001 executed in favor of the Creditor and joined by each of the undersigned pursuant to an Instrument of Joinder, dated as of (i) October 25, 2002 with respect to MTSC and MC HOLDINGS, and (ii) December 1, 2004 with respect to MCHC (respectively, the “Instrument”). Each of the undersigned acknowledges and agrees that each of the Guaranty and Instrument remain in full force and effect and are hereby ratified and confirmed.

Dated as of October 11, 2007.

MTSC HOLDINGS, INC.,
a California corporation,

	By:		/s/ Paul E. Ross
		Name:	Paul E. Ross
		Title:	Chief Financial Officer

MC HOLDINGS, INC.,
a California corporation

	By:		/s/ Paul E. Ross
		Name:	Paul E. Ross
		Title:	Chief Financial Officer

MEADE CORONADO HOLDINGS CORP.,
a California corporation

	By:		/s/ Paul E. Ross
		Name:	Paul E. Ross
		Title:	Chief Financial Officer